UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2006

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200

Irvine, California 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2006, the Company announced that Peter Churm had rejoined the Company’s board of directors. Mr. Churm previously served on the Company’s board of directors from 1996 until July 2005. Mr. Churm will serve on the Audit Committee of the board, which now is composed of Lawrence Goelman, Timothy Ryan and Mr. Churm. As a result, the Company is again in compliance with the Nasdaq continued listing standard that requires a registrant’s audit committee to consist of at least three independent directors.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2006

DIEDRICH COFFEE, INC.

By:	/s/ STEPHEN V. COFFEY
Stephen V. Coffey
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 25, 2006